united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-23705

Atlas U.S. Tactical Income Fund, Inc.

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Ste 450, Cincinatti, Ohio 45246

(Address of principal executive offices) (Zip code)

Jaime Pandal

Buchanan Office Center, Road 165 No. 40, Suite 201, Guaynabo, PR 00968

(Name and address of agent for service)

Registrant's telephone number, including area code: 855-969-8440

Date of fiscal year end: 9/30

Date of reporting period: 9/30/21

Item 1. Reports to Stockholders.

ATLAS U.S. TACTICAL INCOME FUND, INC.

ANNUAL REPORT

FINANCIAL STATEMENTS AND INDEPENDENT AUDITOR’S REPORT

SEPTEMBER 30, 2021

To our Shareholders: (Unaudited)

The Atlas U.S. Tactical Income Fund Inc. (the “Fund”) is pleased to present its Annual Report to Shareholders for the fiscal year ended September 30, 2021.

The Fund is an open-end investment company that seeks to maximize total return, consistent with preservation of capital. The Fund will invest primarily in fixed-income securities, including U.S. government, mortgage-backed, and corporate debt securities, and municipal obligations. The Fund normally will invest at least 80% of its assets in a diversified portfolio of fixed-income instruments of varying maturities and will generally invest up to 20% of its total assets in large capitalization stocks. The Fund may not invest more than 10% of its assets in below investment-grade fixed income securities. The Fund is a diversified, open-end redeemable at will investment company under the Investment Company Act of 1940.

Economic and Financial Market Review

During the fiscal year ending on September 30, 2021, economic and financial conditions continued to normalize after the adverse effects in the economy of the COVID-19 pandemic. On the monetary policy front, the Federal Reserve maintained throughout the fiscal year an accommodative stance by preserving short-term interest rates at a range of 0.00% to 0.25% and purchases via a quantitative easing program of US Treasury and Agency Mortgaged Backed Securities at a combined monthly rate of $120 billion, to foster economic growth and comply with its maximum employment mandate,

Moreover, fiscal policy remained stimulative in the referenced period. In December 2020, the Consolidated Appropriations Act was signed into law, resulting in a $2.3 trillion stimulus program. Furthermore, given the uncertainty of the lingering effect of the health crisis, the new administration signed into law in March 2021, the American Rescue Plan, which represented an additional $1.9 trillion stimulus package.

Consumer and business sentiment improved significantly during the period because of the aforementioned factors and significant progress in the battle against the pandemic. In the winter of 2020, the Federal Drug Administration authorized for emergency use two vaccines that have proven to be effective in reducing symptom effect and hospitalizations.

The result of the extraordinary amount of stimulus implemented and improvement in general sentiment prompted economic growth in the U.S., as evidenced by real gross domestic product, to expand by 4.90% during the fiscal year compared to a decline of 2.90% in the previous fiscal year.

In the financial markets, short-term interest rates remained relatively flat during the year, as the Bloomberg US Aggregate 1-3 Year index posted a total return of 0.29% for the period. On the other hand, long-term interest rates, as represented by the ten-year US Treasury note climbed by 80 basis points for the same period, resulting in a negative 0.90% total return for the Bloomberg US Aggregate Bond Index. The equity market performance reflected a robust economic recovery, as the S&P 500 Index, a benchmark designed to measure performance of the broad domestic economy in the aggregate market value of 500 stocks representing all major industries, registered a total return of 30.00% for the fiscal year. For the same period, the Class A without load had a total return of 10.77%.

The Fund’s investment objective seeks to maximize total return, consistent with the preservation of capital.

The source of return was primarily the favorable performance in credit markets, specifically the equity allocation in the Fund. Also, the cash flow generated from the corporate debt and agency mortgage-backed sectors helped offset the rise in interest rates during the fiscal year.

The allocation to equities remained stable throughout the year, whereas the allocation to high grade corporate debt increased. In the later, management remains focused on investing in highly liquid companies with healthy cash flows and at reasonable valuations.

The economic outlook remains favorable against a backdrop of low long-term interest rates and continued fiscal policy accommodation during the next 12 months. Notwithstanding, there are several events that may generate a high degree of volatility in the short-term. Specifically, monetary policy recalibration by the Federal Reserve considering inflationary pressures generated from supply constraints and strong consumer demand and the continued challenges around COVID-19. Credit volatility resulting from the aforementioned factors will be closely monitored to position the Fund for a favorable outcome.

Sincerely,

Paul Hopgood, Jaime Pandal and Mario Rodriguez

Atlas U.S. Tactical Income Fund, Inc.
Portfolio Review (Unaudited)
September 30, 2021

Composition of the change in value of a $10,000 investment

The Fund’s performance figures* for the period ended September 30, 2021, compared to its benchmark:

One Year
Atlas U.S. Tactical Income Fund, Inc.:
Class A without Load	10.77%
Class A with load	6.93%
Class C	9.89%
Bloomberg U.S. Aggregate 1-3 Year Index **	0.29%
80% Bloomberg US Aggregate 1-3 Year Index/ 20%
S&P 500 Total Return Index **	5.82%
S&P 500 Total Return Index **	30.00%
Bloomberg Bellwether 1-Year Swap Index ***	0.14%

**	The Bloomberg U.S. Aggregate 1-3 Years Index is an unmanaged index of publicly issued investment grade corporate, US Treasury and government agency securities with remaining maturities of one to three years. The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index or benchmark.

***	The Bloomberg Bellwether 1-Year Swap Index measures the total return of investing in 1-year swaps over time. Investors cannot invest directly in an index or benchmark.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. Returns for periods greater than one year are annualized. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until January 31, 2023, to ensure that the net annual Fund operating expenses (excluding acquired fund fees and expenses and certain other non-operating expenses) will not exceed 1.15% and 1.90% of gross assets, respectively for Class A and Class C, subject to possible recoupment from the Fund in future years. The Fund’s total gross annual operating expenses, per its prospectus dated June 17, 2021 including underlying funds, are 2.50% for Class A and 3.26% for Class C. Class A shares are subject to a maximum sales charge imposed on purchases of 3.50%. Class A and Class C shares are subject to a redemption fee of 1.00% of the amount redeemed if held less than 60 days. The above performance figures do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. For performance information current to the most recent month-end, please call 1-787-781-1301.

ATLAS U.S. TACTICAL INCOME FUND
SCHEDULE OF INVESTMENTS
September 30, 2021

Shares		Fair Value
	COMMON STOCKS — 31.1%
	APPAREL & TEXTILE PRODUCTS - 0.4%
2,481	NIKE, Inc., Class B	$360,316

	ASSET MANAGEMENT - 0.5%
660	BlackRock, Inc.	553,516

	BANKING - 2.1%
9,232	Bank of America Corporation	391,898
7,319	Citigroup, Inc.	513,647
13,941	Fifth Third Bancorp	591,656
1,483	JPMorgan Chase & Company	242,752
8,760	Wells Fargo & Company	406,552
		2,146,505
	BEVERAGES - 0.8%
5,410	PepsiCo, Inc.	813,718

	BIOTECH & PHARMA - 2.4%
2,454	Amgen, Inc.	521,843
10,243	Bristol-Myers Squibb Company	606,078
2,969	Eli Lilly and Company	685,987
8,423	Merck & Company, Inc.	632,652
		2,446,560
	CABLE & SATELLITE - 0.4%
7,773	Comcast Corporation, Class A	434,744

	E-COMMERCE DISCRETIONARY - 0.8%
242	Amazon.com, Inc.(a)	794,979

	ENTERTAINMENT CONTENT - 0.7%
4,205	Walt Disney Company(a)	711,360

	INSURANCE - 0.4%
7,895	American International Group, Inc.	433,357

See accompanying notes which are an integral part of these financial statements.

ATLAS U.S. TACTICAL INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2021

Shares		Fair Value
	COMMON STOCKS — 31.1% (Continued)
	INTERNET MEDIA & SERVICES - 1.7%
383	Alphabet, Inc., Class C(a)	$1,020,813
2,086	Facebook, Inc., Class A(a)	707,968
		1,728,781
	LEISURE FACILITIES & SERVICES - 0.6%
2,314	McDonald’s Corporation	557,929

	MORTGAGE FINANCE - 9.4%
297,043	AGNC Investment Corporation	4,684,368
580,018	Annaly Capital Management, Inc.	4,883,751
		9,568,119
	MULTI ASSET CLASS REIT - 0.2%
2,682	WP Carey, Inc.	195,893

	OIL & GAS PRODUCERS - 0.7%
3,031	Chevron Corporation	307,495
6,087	ConocoPhillips	412,516
		720,011
	RETAIL - CONSUMER STAPLES - 1.5%
1,785	Costco Wholesale Corporation	802,090
4,814	Walmart, Inc.	670,975
		1,473,065
	RETAIL - DISCRETIONARY - 0.6%
1,913	Home Depot, Inc. (The)	627,961

	RETAIL REIT - 0.7%
10,719	Realty Income Corporation	695,235

	SEMICONDUCTORS - 1.2%
5,960	Advanced Micro Devices, Inc.(a)	613,283
7,688	Intel Corporation	409,617
1,035	NVIDIA Corporation	214,411
		1,237,311
	SOFTWARE - 1.8%
4,194	Microsoft Corporation	1,182,373

See accompanying notes which are an integral part of these financial statements.

ATLAS U.S. TACTICAL INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2021

Shares		Fair Value
	COMMON STOCKS — 31.1% (Continued)
	SOFTWARE - 1.8% (Continued)
2,191	salesforce.com, inc.(a)	$594,244
		1,776,617
	TECHNOLOGY HARDWARE - 1.1%
7,656	Apple, Inc.	1,083,324

	TECHNOLOGY SERVICES - 1.5%
3,453	Fiserv, Inc.(a)	374,651
1,759	PayPal Holdings, Inc.(a)	457,709
2,928	Visa, Inc., Class A	652,212
		1,484,572
	TELECOMMUNICATIONS - 1.1%
4,047	T-Mobile US, Inc.(a)	517,045
11,832	Verizon Communications, Inc.	639,046
		1,156,091
	TRANSPORTATION & LOGISTICS - 0.5%
2,643	United Parcel Service, Inc., Class B	481,290

	TOTAL COMMON STOCKS (Cost $29,076,820)	31,481,254

Principal		Coupon Rate
Amount ($)		(%)	Maturity
	CORPORATE BONDS — 47.3%
	BANKING — 18.4%
850,000	Bank of America Corporation	4.2500	10/22/26	957,137
550,000	Bank of America Corporation	4.1830	11/25/27	613,185
3,600,000	Bank of America Corporation	6.1100	01/29/37	4,864,991
1,250,000	Citigroup, Inc.	4.4500	09/29/27	1,422,149
3,100,000	Citigroup, Inc.	6.1250	08/25/36	4,257,073
100,000	JPMorgan Chase & Company	4.2500	10/01/27	113,755
3,900,000	Wachovia Corporation	5.5000	08/01/35	5,021,378
1,350,000	Wells Fargo & Company	4.3000	07/22/27	1,533,424
				18,783,092
	BIOTECH & PHARMA — 1.0%
1,000,000	Amgen, Inc.	3.1500	02/21/40	1,008,308

See accompanying notes which are an integral part of these financial statements.

ATLAS U.S. TACTICAL INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2021

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CORPORATE BONDS — 47.3% (Continued)
	INSTITUTIONAL FINANCIAL SERVICES — 8.0%
4,770,000	Goldman Sachs Group, Inc. (The)	6.7500	10/01/37	$6,822,111
1,100,000	Morgan Stanley	4.3500	09/08/26	1,242,267
				8,064,378
	INSURANCE — 4.0%
2,400,000	American International Group, Inc.	3.8750	01/15/35	2,710,790
1,100,000	American International Group, Inc.	4.7000	07/10/35	1,342,160
				4,052,950
	LEISURE FACILITIES & SERVICES — 5.9%
4,000,000	McDonald’s Corporation	4.7000	12/09/35	4,936,365
1,000,000	Starbucks Corporation	2.5500	11/15/30	1,026,871
				5,963,236
	SPECIALTY FINANCE — 1.1%
250,000	Capital One Financial Corporation	3.7500	03/09/27	276,623
750,000	Capital One Financial Corporation	3.8000	01/31/28	833,264
				1,109,887
	TECHNOLOGY HARDWARE — 0.3%
250,000	Apple, Inc.	4.5000	02/23/36	314,011

	TELECOMMUNICATIONS — 8.6%
800,000	AT&T, Inc.	5.2500	03/01/37	991,863
4,800,000	AT&T, Inc.	4.5000	05/15/35	5,616,877
750,000	Verizon Communications, Inc.	4.5000	08/10/33	892,625
1,000,000	Verizon Communications, Inc.	4.2720	01/15/36	1,174,054
				8,675,419

	TOTAL CORPORATE BONDS (Cost $47,509,555)			47,971,281

	MUNICIPAL BONDS — 3.7%
	SALES TAX — 1.0%
1,000,000	Metropolitan Atlanta Rapid Transit Authority	2.6800	07/01/40	994,163

See accompanying notes which are an integral part of these financial statements.

ATLAS U.S. TACTICAL INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2021

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	MUNICIPAL BONDS — 3.7% (Continued)
	WATER AND SEWER — 2.7%
1,000,000	City of Cincinnati OH Water System Revenue	2.6260	12/01/40	$1,017,177
750,000	City of Dallas TX Waterworks & Sewer System	2.5300	10/01/37	754,106
1,000,000	Suffolk County Water Authority	2.3100	06/01/39	953,126
				2,724,409

	TOTAL MUNICIPAL BONDS (Cost $3,793,001)			3,718,572

	U.S. GOVERNMENT & AGENCIES — 79.5%
	AGENCY FIXED RATE — 69.2%
331,378	Fannie Mae Pool(b)	4.0000	08/01/47	355,080
1,676,545	Fannie Mae Pool (b)	3.5000	04/01/48	1,834,381
3,696,656	Fannie Mae Pool(b)	3.0000	07/01/50	3,886,758
4,345,534	Fannie Mae Pool(b)	3.0000	10/01/50	4,572,119
244,281	Freddie Mac Pool	4.5000	02/01/49	267,889
3,554,767	Freddie Mac Pool(b)	3.0000	11/01/50	3,769,427
110,424	Ginnie Mae I Pool	6.0000	09/15/32	124,018
83,698	Ginnie Mae I Pool	6.0000	01/15/33	93,896
34,715	Ginnie Mae I Pool	6.0000	06/15/33	40,091
81,311	Ginnie Mae I Pool	6.0000	08/15/33	91,200
318,566	Ginnie Mae I Pool(b)	6.5000	10/15/37	367,784
912,770	Ginnie Mae I Pool(b)	4.0000	01/15/46	1,037,252
1,352,024	Ginnie Mae I Pool(b)	4.0000	01/15/48	1,535,037
835,998	Ginnie Mae I Pool(b)	4.0000	03/15/48	949,776
669,085	Ginnie Mae I Pool(b)	4.0000	03/15/48	760,063
1,363,405	Ginnie Mae I Pool(b)	3.5000	04/15/48	1,534,069
784,899	Ginnie Mae I Pool(b)	4.0000	04/15/48	889,857
596,554	Ginnie Mae I Pool	4.0000	05/15/48	666,524
805,982	Ginnie Mae I Pool(b)	4.5000	05/15/48	925,010
585,274	Ginnie Mae I Pool	4.0000	08/15/48	650,307
504,037	Ginnie Mae I Pool	4.0000	11/15/48	564,349
1,309,742	Ginnie Mae I Pool(b)	4.5000	02/15/49	1,532,627
3,930,855	Ginnie Mae I Pool(b)	4.0000	07/15/49	4,463,120
749,375	Ginnie Mae I Pool(b)	4.5000	02/15/50	881,220

See accompanying notes which are an integral part of these financial statements.

ATLAS U.S. TACTICAL INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2021

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 79.5% (Continued)
	AGENCY FIXED RATE — 69.2% (Continued)
1,272,670	Ginnie Mae II Pool(b)	4.0000	08/20/47	$1,361,812
2,046,957	Ginnie Mae II Pool(b)	4.0000	09/20/47	2,190,798
476,225	Ginnie Mae II Pool(b)	4.0000	10/20/47	506,553
2,668,802	Ginnie Mae II Pool(b)	4.5000	02/20/48	2,871,497
1,309,414	Ginnie Mae II Pool(b)	4.0000	03/20/48	1,509,395
859,090	Ginnie Mae II Pool(b)	4.0000	03/20/48	978,081
1,038,951	Ginnie Mae II Pool(b)	4.5000	07/20/48	1,203,409
870,151	Ginnie Mae II Pool(b)	4.0000	09/20/48	1,001,318
1,397,212	Ginnie Mae II Pool(b)	4.0000	09/20/48	1,610,768
597,093	Ginnie Mae II Pool	4.5000	09/20/48	680,956
1,712,513	Ginnie Mae II Pool(b)	4.5000	02/20/49	1,958,927
194,682	Ginnie Mae II Pool	4.5000	05/20/49	208,045
1,756,691	Ginnie Mae II Pool(b)	3.5000	09/20/49	1,863,146
1,534,485	Ginnie Mae II Pool(b)	3.5000	02/20/50	1,728,128
2,964,444	Ginnie Mae II Pool	4.0000	02/20/50	3,417,563
2,786,167	Ginnie Mae II Pool(b)	3.5000	07/20/51	3,137,279
11,559,174	Ginnie Mae II Pool(b)	3.0000	08/20/51	12,114,360
				70,133,889
	AGENCY MBS OTHER — 10.3%
25,000	Ginnie Mae I Pool	7.0000	02/15/22	25,293
25,000	Ginnie Mae I Pool	7.5000	10/15/22	25,684
25,000	Ginnie Mae I Pool	7.0000	05/15/23	25,368
39,850	Ginnie Mae I Pool	7.0000	07/15/24	40,436
44,834	Ginnie Mae I Pool	7.5000	12/15/24	45,395
25,000	Ginnie Mae I Pool	7.0000	02/15/25	25,300
33,550	Ginnie Mae I Pool	7.0000	02/15/25	33,944
45,992	Ginnie Mae I Pool	7.5000	02/15/25	47,255
25,000	Ginnie Mae I Pool	7.0000	03/15/25	25,300
25,000	Ginnie Mae I Pool	7.5000	03/15/25	26,154
43,625	Ginnie Mae I Pool	7.5000	04/15/25	43,958
25,000	Ginnie Mae I Pool	7.5000	04/15/25	25,689
48,249	Ginnie Mae I Pool	8.0000	05/15/25	48,661
33,418	Ginnie Mae I Pool	7.5000	06/15/25	34,960
37,416	Ginnie Mae I Pool	7.5000	06/15/25	37,746

See accompanying notes which are an integral part of these financial statements.

ATLAS U.S. TACTICAL INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2021

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 79.5% (Continued)
	AGENCY MBS OTHER — 10.3% (Continued)
32,075	Ginnie Mae I Pool	7.5000	06/15/25	$32,959
42,212	Ginnie Mae I Pool	7.5000	06/15/25	43,366
48,405	Ginnie Mae I Pool	7.5000	09/15/25	49,034
25,000	Ginnie Mae I Pool	7.0000	11/15/25	25,280
66,478	Ginnie Mae I Pool	7.5000	12/15/25	68,315
25,000	Ginnie Mae I Pool	7.0000	01/15/26	25,280
25,000	Ginnie Mae I Pool	7.0000	02/15/26	25,280
41,133	Ginnie Mae I Pool	7.0000	04/15/26	41,594
25,000	Ginnie Mae I Pool	7.5000	04/15/26	25,337
25,000	Ginnie Mae I Pool	7.5000	05/15/26	25,692
25,000	Ginnie Mae I Pool	7.0000	06/15/26	25,261
42,647	Ginnie Mae I Pool	7.5000	07/15/26	43,827
38,823	Ginnie Mae I Pool	7.0000	08/15/26	39,228
48,072	Ginnie Mae I Pool	7.0000	08/15/26	47,963
49,114	Ginnie Mae I Pool	7.0000	08/15/26	49,618
42,308	Ginnie Mae I Pool	7.0000	08/15/26	42,212
36,020	Ginnie Mae I Pool	7.0000	08/15/26	35,937
45,992	Ginnie Mae I Pool	7.0000	08/15/26	45,887
43,602	Ginnie Mae I Pool	7.5000	09/15/26	44,189
47,125	Ginnie Mae I Pool	7.0000	10/15/26	47,043
34,304	Ginnie Mae I Pool	7.5000	10/15/26	34,478
25,000	Ginnie Mae I Pool	7.0000	11/15/26	26,130
39,181	Ginnie Mae I Pool	7.0000	11/15/26	39,120
73,979	Ginnie Mae I Pool	7.0000	01/15/27	74,912
25,000	Ginnie Mae I Pool	7.0000	01/15/27	26,130
27,344	Ginnie Mae I Pool	7.0000	01/15/27	27,672
25,000	Ginnie Mae I Pool	7.0000	03/15/27	26,130
48,076	Ginnie Mae I Pool	7.0000	03/15/27	48,057
31,687	Ginnie Mae I Pool	7.0000	03/15/27	32,147
25,000	Ginnie Mae I Pool	7.0000	03/15/27	25,369
28,189	Ginnie Mae I Pool	7.0000	04/15/27	28,157
25,000	Ginnie Mae I Pool	7.0000	04/15/27	26,130
25,000	Ginnie Mae I Pool	7.0000	04/15/27	25,356
25,000	Ginnie Mae I Pool	7.0000	04/15/27	25,369

See accompanying notes which are an integral part of these financial statements.

ATLAS U.S. TACTICAL INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2021

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 79.5% (Continued)
	AGENCY MBS OTHER — 10.3% (Continued)
37,614	Ginnie Mae I Pool	6.5000	05/15/27	$37,855
25,000	Ginnie Mae I Pool	7.0000	05/15/27	25,356
38,556	Ginnie Mae I Pool	7.0000	05/15/27	38,475
96,286	Ginnie Mae I Pool	6.5000	06/15/27	98,422
25,000	Ginnie Mae I Pool	7.0000	06/15/27	25,347
25,000	Ginnie Mae I Pool	7.0000	06/15/27	25,369
25,000	Ginnie Mae I Pool	7.0000	06/15/27	26,130
68,520	Ginnie Mae I Pool	6.5000	07/15/27	68,751
42,686	Ginnie Mae I Pool	6.5000	07/15/27	43,011
36,642	Ginnie Mae I Pool	7.0000	07/15/27	36,983
39,459	Ginnie Mae I Pool	7.0000	08/15/27	41,242
45,309	Ginnie Mae I Pool	7.0000	08/15/27	45,954
43,132	Ginnie Mae I Pool	7.0000	08/15/27	43,731
28,583	Ginnie Mae I Pool	7.0000	08/15/27	29,005
57,734	Ginnie Mae I Pool	7.0000	09/15/27	58,235
61,467	Ginnie Mae I Pool	7.0000	01/15/28	61,579
25,000	Ginnie Mae I Pool	7.0000	03/15/28	25,624
45,057	Ginnie Mae I Pool	6.5000	04/15/28	45,191
25,000	Ginnie Mae I Pool	7.0000	04/15/28	25,624
25,000	Ginnie Mae I Pool	7.0000	06/15/28	25,624
25,000	Ginnie Mae I Pool	7.0000	04/15/29	25,302
25,000	Ginnie Mae I Pool	7.0000	04/15/29	25,554
25,000	Ginnie Mae I Pool	7.0000	06/15/29	25,554
25,000	Ginnie Mae I Pool	7.0000	07/15/29	25,554
25,000	Ginnie Mae I Pool	7.0000	09/15/29	25,554
35,993	Ginnie Mae I Pool	7.0000	11/15/29	36,791
33,338	Ginnie Mae I Pool	7.0000	01/15/30	33,740
34,119	Ginnie Mae I Pool	7.0000	01/15/30	34,306
25,000	Ginnie Mae I Pool	7.0000	02/15/30	25,799
25,000	Ginnie Mae I Pool	7.0000	03/15/30	25,799
25,000	Ginnie Mae I Pool	7.0000	03/15/30	25,555
25,000	Ginnie Mae I Pool	7.0000	04/15/30	25,235
25,000	Ginnie Mae I Pool	7.0000	05/15/30	25,616
38,156	Ginnie Mae I Pool	7.0000	05/15/30	38,371

See accompanying notes which are an integral part of these financial statements.

ATLAS U.S. TACTICAL INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2021

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 79.5% (Continued)
	AGENCY MBS OTHER — 10.3% (Continued)
25,000	Ginnie Mae I Pool	7.0000	05/15/30	$25,467
40,836	Ginnie Mae I Pool	7.0000	05/15/30	41,173
25,000	Ginnie Mae I Pool	7.0000	05/15/30	25,555
25,000	Ginnie Mae I Pool	7.0000	05/15/30	25,799
25,000	Ginnie Mae I Pool	7.0000	06/15/30	25,616
25,000	Ginnie Mae I Pool	7.0000	06/15/30	25,555
25,000	Ginnie Mae I Pool	7.0000	06/15/30	25,614
25,000	Ginnie Mae I Pool	7.0000	06/15/30	25,799
25,000	Ginnie Mae I Pool	7.0000	06/15/30	25,467
45,756	Ginnie Mae I Pool	7.0000	06/15/30	46,154
25,000	Ginnie Mae I Pool	7.0000	07/15/30	25,799
40,738	Ginnie Mae I Pool	7.0000	07/15/30	41,121
25,000	Ginnie Mae I Pool	7.0000	08/15/30	25,614
41,433	Ginnie Mae I Pool	7.0000	08/15/30	41,797
25,000	Ginnie Mae I Pool	7.0000	08/15/30	25,616
45,189	Ginnie Mae I Pool	7.0000	09/15/30	46,034
34,540	Ginnie Mae I Pool	7.0000	09/15/30	35,643
41,711	Ginnie Mae I Pool	7.0000	09/15/30	42,636
25,000	Ginnie Mae I Pool	7.0000	10/15/30	25,616
41,521	Ginnie Mae I Pool	7.0000	10/15/30	42,540
44,210	Ginnie Mae I Pool	7.0000	11/15/30	44,600
85,518	Ginnie Mae I Pool	7.0000	12/15/30	87,490
25,000	Ginnie Mae I Pool	6.5000	01/15/31	26,746
48,134	Ginnie Mae I Pool	6.5000	01/15/31	49,728
30,400	Ginnie Mae I Pool	7.0000	01/15/31	31,158
44,416	Ginnie Mae I Pool	7.0000	01/15/31	45,511
44,094	Ginnie Mae I Pool	7.0000	02/15/31	44,541
86,993	Ginnie Mae I Pool	6.5000	03/15/31	90,238
25,000	Ginnie Mae I Pool	6.5000	03/15/31	26,746
160,608	Ginnie Mae I Pool	6.5000	03/15/31	171,859
80,148	Ginnie Mae I Pool	6.5000	03/15/31	84,305
25,000	Ginnie Mae I Pool	6.5000	03/15/31	26,424
25,000	Ginnie Mae I Pool	6.5000	04/15/31	26,746
82,353	Ginnie Mae I Pool	6.5000	04/15/31	86,754

See accompanying notes which are an integral part of these financial statements.

ATLAS U.S. TACTICAL INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2021

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 79.5% (Continued)
	AGENCY MBS OTHER — 10.3% (Continued)
36,832	Ginnie Mae I Pool	6.5000	04/15/31	$37,881
86,253	Ginnie Mae I Pool	6.5000	05/15/31	89,633
25,000	Ginnie Mae I Pool	6.5000	05/15/31	26,424
99,018	Ginnie Mae I Pool	6.5000	05/15/31	104,443
25,000	Ginnie Mae I Pool	6.5000	06/15/31	26,746
37,484	Ginnie Mae I Pool	6.5000	08/15/31	40,102
40,278	Ginnie Mae I Pool	6.5000	08/15/31	42,572
42,345	Ginnie Mae I Pool	6.5000	08/15/31	43,751
263,216	Ginnie Mae I Pool(b)	6.5000	11/15/31	288,701
435,354	Ginnie Mae I Pool(b)	6.5000	11/15/31	484,232
139,922	Ginnie Mae I Pool	6.5000	01/15/32	148,071
116,808	Ginnie Mae I Pool	6.0000	08/15/32	126,920
96,504	Ginnie Mae I Pool	6.0000	08/15/32	101,163
621,344	Ginnie Mae I Pool(b)	6.5000	08/15/32	691,032
316,574	Ginnie Mae I Pool(b)	6.0000	09/15/32	347,890
471,051	Ginnie Mae I Pool(b)	6.5000	02/15/33	524,186
130,400	Ginnie Mae I Pool	6.0000	04/15/33	138,747
386,940	Ginnie Mae I Pool(b)	6.0000	08/15/33	425,358
408,854	Ginnie Mae I Pool(b)	5.0000	04/15/38	446,958
810,756	Ginnie Mae I Pool(b)	5.0000	06/15/38	883,808
863,669	Ginnie Mae I Pool(b)	5.0000	09/15/38	943,622
				10,435,541

	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $78,401,486)			80,569,430

Contracts(b)		Expiration Date	Exercise Price	Notional Value
	EQUITY OPTIONS PURCHASED - 0.4%
	PUT OPTIONS PURCHASED - 0.4%
840	iShares 20+ Year Treasury Bond ETF	11/19/2021	$140.00	$12,122,880	126,000
1,050	iShares 20+ Year Treasury Bond ETF	12/17/2021	140.00	15,153,600	263,550
	TOTAL PUT OPTIONS PURCHASED (Cost - $241,247)				389,550

	TOTAL EQUITY OPTIONS PURCHASED (Cost - $241,247)				389,550

See accompanying notes which are an integral part of these financial statements.

ATLAS U.S. TACTICAL INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2021

Fair Value

TOTAL INVESTMENTS - 162.0% (Cost $159,022,109)	$164,130,087
LIABILITIES IN EXCESS OF OTHER ASSETS - (62.0)%	(62,823,530)
NET ASSETS - 100.0%	$101,306,557

OPEN FUTURES CONTRACTS
Number of
Contracts	Open Short Futures Contracts	Expiration	Notional Amount	Unrealized Appreciation
82	CBOT US Long Bond Future	12/21/2021	$13,055,958	$343,355
	TOTAL FUTURES CONTRACTS

Principal
Amount ($)			Interest (%)	Maturity	Fair Value
	REVERSE REPURCHASE AGREEMENTS - (47.4)%

$(7,270,000)	Amherst Pierpont	(acquired 9/08/2021)	0.2200	10/07/2021	$(7,270,000)
(9,440,593)	Goldman Sachs Repo	(acquired 9/08/2021)	0.2200	10/07/2021	(9,440,593)
(21,370,000)	INTL FCStone Repo	(acquired 9/29/2021)	0.2000	10/06/2021	(21,370,000)
(26,735,000)	South Street Repo	(acquired 9/08/2021)	0.1200	10/07/2021	(26,735,000)
	TOTAL REVERSE REPURCHASE AGREEMENTS (Proceeds $64,815,593)				$(64,815,593)

ETF	- Exchange-Traded Fund

MBS	- Mortgage Backed Security

REIT	- Real Estate Investment Trust

(a)	Non-income producing security.

(b)	This security has been pledged as collateral for securities sold under agreements to repurchase of $68,364,838.

Fannie Mae - Mortgage-backed securities guaranteed by the Federal National Mortgage Association. These obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life of these securities may be substantially less than their original maturity.

Freddie Mac - Mortgage-backed securities guaranteed by the Federal Home Loan Mortgage Corporation. These obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life of these securities may be substantially less than their original maturity.

Ginnie Mae - Mortgage-backed securities guaranteed by the Government National Mortgage Association. These obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life of these securities may be substantially less than their original maturity. GNMA securities are the only mortgage-backed securities guaranteed by the full faith and credit of the U.S. Government.

See accompanying notes which are an integral part of these financial statements.

Atlas U.S. Tactical Income Fund, Inc.
Statement of Assets and Liabilities
September 30, 2021

Assets:
Investments, at fair value (cost $159,022,109) - including $68,364,838 of securities deposited in a pledge account for repurchase agreements collateral	$164,130,087
Interest receivable	782,849
Deposits with broker for futures contracts	755,845
Unrealized appreciation on futures	343,355
Cash	309,812
Dividend receivable	183,413
Receivable for Fund shares sold	69,405
Prepaid expenses and other assets	1,465
Total Assets	166,576,231

Liabilities:
Reverse repurchase agreements (proceeds $64,815,593)	64,815,593
Payable for Fund shares redeemed	236,995
Investment advisory fees payable	64,967
Distribution fees payable	29,540
Interest payable for reverse repurchase agreements	4,636
Accrued expenses and other liabilities	117,943
Total Liabilities	65,269,674
Net Assets	$101,306,557

Net assets:

Capital stock, $0 par value Paid-in capital, unlimited shares authorized	$100,545,869
Accumulated earnings	760,688
Total Net Assets	$101,306,557

Shares outstanding
Class A Shares	8,337,520
Class C Shares	1,412,251
	9,749,771

Class A Shares:
Net Assets	$86,657,983
Net assets and redemption price per share (a)	$10.39	(b)
Maximum offering price per share (maximum sales charge of 3.50%)	$10.77
Class C Shares:
Net Assets	$14,648,574
Net assets, offering price and redemption price per share (a)	$10.37	(b)

(a)	Redemptions made within 60 days of purchases may be assessed a redemption fee of 1.00%.

(b)	The Net Asset Value (“NAV”) and offering price shown above differs from the traded NAV on September 30, 2021 due to financial statement rounding and/or financial statement adjustments.

The accompanying notes are an integral part of these financial statements.

Atlas U.S. Tactical Income Fund, Inc.
Statement of Operations
For the Year Ended September 30, 2021

Investment income:
Interest	$2,421,696
Dividends (net of tax withholding of $55,141)	670,668
Total investment income	3,092,364

Expenses:
Investment advisory fees	808,619
Interest and leverage related expenses	102,259
Distribution fees:
Class A	167,862
Class C	98,372
Legal fees	127,326
Administration fee	46,711
Custody fees	41,875
Transfer agent fees	33,365
Insurance expense	26,823
Audit and accounting fees	14,727
Directors’ fees	14,474
Printing expenses	14,145
Professional fees	13,500
Fund accounting fees	10,959
Shareholder service fees	5,367
Other expenses	1,500
Total expenses	1,527,884
Less: Advisory fees waived by Adviser	(202,727)
Less: Distribution fees waived by Adviser	(40,756)
Net expenses	1,284,401
Net investment income	$1,807,963

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,109,443
Options contracts	(163,611)
Futures contracts	(320,493)
625,339
Net change in unrealized gain (loss):
Investments	3,297,165
Options contracts	148,303
Futures contracts	343,355
3,788,823

Net realized and unrealized gain (loss) on investments	4,414,162
Net increase in net assets from operations	$6,222,125

The accompanying notes are an integral part of these financial statements.

Atlas U.S. Tactical Income Fund, Inc.
Statement of Changes in Net Assets

For The Year
Ended
September 30, 2021
From Operations:
Net investment income	$1,807,963
Net realized gain (loss) on investments, options contracts and futures contracts	625,339

Net change in unrealized gain (loss) on investments, options contracts and futures contracts	3,788,823
6,222,125

Distributions to shareholders:
Total distributions
Class A	(2,749,585)
Class C	(324,025)
Total Distributions to shareholders:	(3,073,610)

From capital share transactions:
Shares sold
Class A	40,159,571
Class C	9,755,701

Shares issued in reinvestment of distributions
Class A	661,675
Class C	63,445

Shares redeemed
Class A	(3,906,308)
Class C	(1,090,611)

Redemption fees
Class A	130
Net increase in net assets from capital share transactions	45,643,603

Net Increase in Net Assets	48,792,118

Net Assets:
Beginning of Year	$52,514,439
End of Year	$101,306,557

The accompanying notes are an integral part of these financial statements.

Atlas U.S. Tactical Income Fund, Inc.
Statement of Cash Flows
For the Year Ended September 30, 2021

Cash used in operating activities
Net increase in net assets resulting from operations	$6,222,125
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(95,004,297)
Proceeds from sales of investments	17,842,998
Proceeds from paydowns on investments	14,169,812
Amortization of premiums on investments, net	347,566
Net realized loss on investments, options contracts and futures contracts	228,546
Net change in unrealized gain on investments, options contracts and futures contracts	(3,788,823)

Decrease (increase) in assets:
Interest receivable	(426,654)
Dividend receivable	(73,067)
Prepaid expenses and other assets	(202)
Increase (decrease) in liabilities:
Investment advisory fees payable	13,800
Distribution fees payable	16,866
Accounts payable and other accrued expenses	52,921
Net cash used in operating activities	(60,398,409)

Cash flows from financing activities:
Proceeds from shares sold	49,913,580
Increase in borrowings, net of repayments of $1,384,419,449	18,572,229
Payment of shares redeemed	(4,834,924)
Redemption fees	130
Distributions to shareholders	(2,348,490)
Net cash from financing activities	61,302,525

Net increase in cash	904,116
Cash at beginning of year	161,541
Cash at end of year (includes deposits with broker)	$1,065,657

Supplemental disclosures:
Interest paid	$97,623
Restricted cash	$755,845
Non-Cash Financing Activities:
Dividends reinvested	$725,120

The accompanying notes are an integral part of these financial statements.

Atlas U.S. Tactical Income Fund, Inc.
Financial Highlights
For the Year Ended September 30, 2021

The following per unit data and ratios have been derived from information provided in the financial statements.

Class A
For the Year Ended September 30,
2021
Per-share operating performance:
Net asset value, beginning of year	$9.77
Income from investment operations:
Net investment income*	0.25
Net realized and unrealized gain (loss) from investment operations	0.79
1.04
Less distributions:
Dividends from net investment income	(0.42)
Paid in capital from redemption fees*	—
Net asset value, end of year	$10.39
Total investment return based on net asset value per share	10.77%
Ratios as a percentage of average net assets:
Expenses:
before waiver/recapture	1.90%
net of waiver/recapture	1.58%
Expenses. excluding interest and leverage related expenses:
before waiver/recapture	1.77%
net of waiver/recapture	1.45%
Net investment income	2.45%
Net assets, end of year (in thousands)	$86,658
Portfolio turnover rate	14%

*	Based on average shares outstanding during the year ended September 30, 2021 of 6,461,521 for Class A shares.

The accompanying notes are an integral part of these financial statements.

Atlas U.S. Tactical Income Fund, Inc.
Financial Highlights
For the Year Ended September 30, 2021

The following per unit data and ratios have been derived from information provided in the financial statements.

Class C
For the Year Ended September 30,
2021
Per-share operating performance:
Net asset value, beginning of year	$9.75
Income from investment operations:
Net investment income*	0.17
Net realized and unrealized gain (loss) from investment operations	0.79
0.96
Less distributions:
Dividends from net investment income	(0.34)
Net asset value, end of year	$10.37
Total investment return based on net asset value per share	9.89%
Ratios as a percentage of average net assets:
Expenses:
before waiver/recapture	2.64%
net of waiver/recapture	2.32%
Expenses. excluding interest and leverage related expenses:
before waiver/recapture	2.51%
net of waiver/recapture	2.19%
Net investment income	1.68%
Net assets, end of year (in thousands)	$14,649
Portfolio turnover rate	14%

*	Based on average shares outstanding during the year ended September 30, 2021 of 948,258 for Class C shares.

The accompanying notes are an integral part of these financial statements.

Atlas U.S. Tactical Income Fund, Inc.
Notes to Financial Statements
September 30, 2021

Note 1 -	Organization

Atlas U.S. Tactical Income Fund, Inc. (the Fund) is a diversified, leveraged, open-end, redeemable at will, mutual fund investment company registered under the Puerto Rico Investment Companies Act of 2013 (the Act), as amended, and organized under the laws of the Commonwealth of Puerto Rico. The Fund was incorporated on June 17, 2015, and started operations on October 1, 2015. Since June 17, 2021, the Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to maximize total return, consistent with preservation of capital.

The Fund currently offers Class A and Class C shares. Class A shares are offered at net asset value plus a maximum sales charge of 3.50%. Class C shares are offered at net asset value. The Fund charges a fee of 1% on redemptions of shares held for less than 60 days. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

The following is a summary of significant accounting policies followed by the Fund:

Basis of Accounting

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) applicable to investment companies. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Net Asset Value

The net asset value per share of the Fund is determined as of the close of regular trading on each day that the New York Stock Exchange and commercial banks in Puerto Rico are open for business by adding the assets value of all securities and other assets of the Fund, then subtracting its liabilities, and then dividing the result by the total number of shares outstanding.

Atlas U.S. Tactical Income Fund, Inc.
Notes to Financial Statements (Continued)
September 30, 2021

Note 1 -	Organization – (continued)

Fair Value Measurements

The Fund follows the provisions of FASB ASC 820 - Fair Value Measurements and Disclosures for fair value measurements of financial assets and financial liabilities and for fair value measurements of non-financial items that are recognized or disclosed at fair value in the financial statements on a recurring basis and defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. It also establishes a framework for measuring fair value and expands disclosures about fair value measurements.

Investment Transactions

Investment transactions are recorded on a trade date basis. Differences between cost and fair values are reflected as unrealized appreciation or depreciation on investments. The Fund uses the high cost method for determining realized gains or losses on investments.

Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Discounts and premiums on fixed income securities are accreted or amortized using the interest yield method.

Taxation

As a registered investment company under the Puerto Rico Investment Company Act, the Fund will not be subject to Puerto Rico income tax for any taxable year if it distributes at least 90% of its taxable net investment income for such year, as determined for these purposes. Accordingly, as the Fund intends to meet this distribution requirement, the income earned by the Fund is not subject to Puerto Rico income tax at the Fund level.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is more likely than not to be sustained on its merits in examination by the tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability should be recorded related to uncertain tax positions taken on returns filed for open tax years. As of September 30, 2021, there were no uncertain tax positions for the Fund or unrecognized tax benefits. The Fund remains subject to income tax examinations for its PR income taxes for the fiscal years 2017 to 2021.

The Fund can invest in taxable and tax-exempt securities. In general, distributions of taxable income dividends, if any, to Puerto Rico individuals, estates, and trusts are subject to a tax of 15%. Moreover, distribution of capital gain dividends, if any to (a) Puerto Rico individuals, estates, and trusts are subject to a tax of 15% and (b) Puerto Rico corporations are subject to a tax of 20%. The tax withholdings are effected at the time of payment of the corresponding dividend. Otherwise, tax distributions will be subject to regular income tax. Individual shareholders may be subject to alternate basic tax on certain fund distributions. Certain Puerto Rico entities receiving taxable income dividends are entitled to claim an 85% dividends received deduction. Fund shareholders are advised to consult their own tax advisers.

Atlas U.S. Tactical Income Fund, Inc.
Notes to Financial Statements (Continued)
September 30, 2021

Note 1 -	Organization – (continued)

In addition, the Fund is exempt from United States income taxes, except for dividends received from United States sources, which are subject to a 10% United States withholding tax, if certain requirements are met. Dividend income is recorded net of taxes. In the opinion of the Fund’s legal counsel, the Fund is not required to file a U.S. federal income tax return.

Shares Issues and Redemptions

In accordance with the terms of the Fund, a net asset value per share is determined for each share class, as of the close of business on every business day for the purposes of issuance and redemption of the Fund’s shares.

Dividends and Distributions to Shareholders

The Fund distributes income on a monthly basis. The Fund does not generally intend to distribute capital gains, unless the Board of Directors (Board) determines that capital gains must be distributed to holders of shares in order to ensure advantageous tax treatment for the Fund or its shareholders.

Concentration of Credit Risk

The Fund is designated as a diversified fund, which may not invest more than 5% of the Fund’s total assets in a single issuer, with the exception of obligations guaranteed by the U.S. Government or one of its agencies.

Financial instruments that potentially expose the Fund to certain concentrations of credit risk include cash in bank accounts. The cash deposits, at times, may exceed the amount insured by the Federal Deposit Insurance Corporation (FDIC).

Deposit accounts, including checking and savings accounts, money market deposit accounts and certificates of deposit are standardly insured for up to $250,000 by the FDIC. The standard insurance coverage is per depositor, per insured bank. In addition, deposits with broker dealers are insured by the Securities Investor Protection Corporation (SIPC) up to $250,000. Cash deposit with counter parties for futures and options are uninsured. At September 30, 2021, the Fund had no uninsured cash deposits fully related to broker deposits and variation funds for futures and options. The Fund has not experienced any losses on such accounts.

Futures Contracts – The Fund is subject to interest rate risk in the normal course of pursuing its investment objective. The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of interest rates. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to

Atlas U.S. Tactical Income Fund, Inc.
Notes to Financial Statements (Continued)
September 30, 2021

Note 1 -	Organization – (continued)

the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Fund is unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates cash having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

As of September 30, 2021, the change in unrealized gain and the amount of realized loss on futures contracts subject to interest rate risk amounted to $343,355 and $(320,493), respectively.

Option Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase options to help hedge against risk.

The Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

The effect of derivative instruments on the Statements of Assets and Liabilities at September 30, 2021, were as follows:

		Location of derivatives on Statement of	Fair value of asset/liability
Derivative	Risk Type	Assets and Liabilities	derivatives
Options purchased	Interest Rate	Investments, at fair value	$389,550

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2021, were as follows:

			Realized and
			unrealized gain (loss)
Derivative	Risk Type	Location of gain (loss) on derivatives	on derivatives
Options purchased	Interest Rate	Net realized loss from options contracts	$(163,611)
Options purchased	Interest Rate	Net change in unrealized appreciation on options contracts	148,303
		Total	$(15,308)

Atlas U.S. Tactical Income Fund, Inc.
Notes to Financial Statements (Continued)
September 30, 2021

Note 1 -	Organization – (continued)

The notional value of the derivative instruments outstanding as of September 30, 2021, as disclosed in the Schedule of Investments and the realized loss amounts and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended September 30, 2021, amounted to $94,558,037 and $17,800,607, respectively.

Note 2 -	Fair Value Measurements

Security valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Futures contracts are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Exchange traded options are valued at the last sale price or in the absence of a sale, at the mean between the current bid and ask prices. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Open-end underlying funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds.

The Fund determines the fair value of its financial instruments based on the Fair Value Measurement framework, which establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to unobservable inputs (level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Atlas U.S. Tactical Income Fund, Inc.
Notes to Financial Statements (Continued)
September 30, 2021

Note 2 -	Fair Value Measurements – (continued)

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of September 30, 2021, for the Fund’s assets measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$31,481,254	$—	$—	$31,481,254
Corporate Bonds	—	47,971,281	—	47,971,281
Municipal Bonds	—	3,718,572	—	3,718,572
U.S. Government & Agencies	—	80,569,430	—	80,569,430
Put Options Purchased	389,550	—	—	389,550
Total Investments	$31,870,804	$132,259,283	$—	$164,130,087
Derivatives
Futures Contracts **	$343,355	$—	$—	$343,355
Total Assets	$32,214,159	$132,259,283	$—	$164,473,442
Liabilities
Reverse Repurchase Agreements	$—	$(64,815,593)	$—	$(64,815,593)
Total Liabilities	$—	$(64,815,593)	$—	$(64,815,593)

Atlas U.S. Tactical Income Fund, Inc.
Notes to Financial Statements (Continued)
September 30, 2021

Note 2 -	Fair Value Measurements – (continued)

The Fund did not hold any Level 3 securities during the period.

*	Please refer to the Schedule of Investments for industry classifications.

**	Represents cumulative appreciation (depreciation) on futures contracts at September 30, 2021.

Following is a description of the Fund’s valuation methodologies used for assets and liabilities measured at fair value:

Equity Securities – Equity securities include common stock, exchange traded funds and master limited partnerships. Equity securities with quoted market prices obtained from an active exchange market are classified as Level 1.

Exchange Traded Funds (ETFs) – ETFs are priced continuously during normal trading hours in an active exchange market. The net asset value (NAV) of ETFs is calculated at the end of each trading day, at market close. ETFs are classified as Level 1.

U.S. Government Agency Debentures, Mortgage-Backed and Instrumentalities – Fair value for these securities is obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and quoted market prices for similar securities. Other US Government debt securities, other than U.S. Treasury Notes, are classified as Level 2.

Corporate Bonds – The fair value of corporate bonds is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (when observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Although most corporate bonds are categorized in level 2 of the fair value hierarchy, in instances when lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in level 3.

Gross Amounts Not Offset in the Statement of
Liabilities:				Assets & Liabilities
		Gross Amounts	Net Amounts
		Offset in the	Presented in the
	Gross Amounts	Statement of	Statement of	Financial
	of Recognized	Assets &	Assets &	Instruments	Collateral
Description	Liabilities	Liabilities	Liabilities	Pledged (1)	Pledged/(Received)	Net Amount
Reverse repurchase agreements	$64,815,593	$—	$64,815,593	$64,815,593	$—	$—

(1)	The amount is limited to the net derivative balance and accordingly does not include excess collateral pledged.

Remaining contractual maturity of the lending agreement

				Greater
	Overnight &		30-90	than 90
	Continuous	Up to 30 Days	Days	Days	Total
US Government Agency Obligations	$—	$64,815,593	$—	$—	$64,815,593
Gross amount of unrecognized liabilities for reverse repurchase agreements					$64,815,593

Atlas U.S. Tactical Income Fund, Inc.
Notes to Financial Statements (Continued)
September 30, 2021

Note 3 -	Management, Advisory, Distribution and Other Fees

Investment Advisory Fees

Atlas Asset Management, LLC (AAM or Adviser) provides investment advisory services to the Fund. AAM charges an investment advisory fee at an annual rate of 0.65% on the first $100 million, 0.60% on the next $200 million and 0.55% on assets exceeding $300 million on the Fund’s average daily gross assets. For the year ended September 30, 2021, $808,619 of investment advisory fees was paid by the Fund of which $202,727 was waived by the Adviser.

The Adviser has contractually agreed to reduce its fees and/or absorb expenses of each Fund until at least January 31, 2023 to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), or extraordinary expenses such as litigation) will not exceed 1.15% of the average daily gross assets of the Fund’s Class A shares and 1.90% of the average daily gross assets of the Fund’s Class C shares. Fees waived or reimbursed by the Adviser may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation within three years following when such amounts were waived and/or reimbursed if such recoupment can be achieved within the lesser of the foregoing expense limits or the expenses limits in place at the time of the recoupment. During the year ended September 30, 2021, the Adviser waived fees of $202,727 which are subject to recapture by the Adviser before September 30, 2024.

Distribution Fees

Oriental Financial Services Corp. (OFSC), a broker-dealer registered in Puerto Rico, participates in the distribution of the Fund’s shares. The distribution fee amounts to an annual rate of 0.25% and 1.00% of the Class A and Class C shares, respectively, computed on the Fund’s average daily net assets. For the year ended September 30, 2021, $167,862 for Class A and $98,372 for Class C of distribution fees was paid by the Fund of which $40,756 of the distribution fees on Class A was waived by the Adviser.

Other Fees

Certain officers and directors of the Fund are also officers and directors of AAM. The Fund also has three independent directors, who are paid based upon fees per meeting and disclosed in the Prospectus. For the year ended September 30, 2021, the independent directors received $19,574 in fees.

Atlas U.S. Tactical Income Fund, Inc.
Notes to Financial Statements (Continued)
September 30, 2021

Note 4 -	Investment and Other Requirements and Limitations

The Fund is subject to certain requirements and limitations related to investments. Some of these requirements and limitations are imposed statutorily or by regulation, while others are by procedures established by the Board. The most significant requirements and limitations are discussed below.

The Fund is prohibited from investing in direct or indirect obligations issued by the Commonwealth of Puerto Rico or any of its instrumentalities or any security deemed illiquid by the Adviser.

Normally, at least 20% of the Fund’s assets must be invested solely in securities issued by Government National Mortgage Association (“GNMA” or “Ginnie Mae”), Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”) representing an interest in or guaranteed by mortgages on real property located in Puerto Rico.

Note 5 -	Share Transactions

The Fund is authorized to issue an unlimited number of Class A and Class C shares of common stock with no par value per share. Transactions in shares during the year ended September 30, 2021 were as follows:

September 30, 2021

	Shares
	Class A	Class C
Shares sold	3,850,852	935,975
Shares issued in reinvestment of distributions	64,152	6,147
Shares redeemed	(379,573)	(104,242)

Net increase	3,535,431	837,880

Shares outstanding
Beginning of year	4,802,089	574,371
End of year	8,337,520	1,412,251

Note 6 -	Tax Information

The Fund is intended solely for residents of Puerto Rico. The Fund will be treated as a registered investment company under the Puerto Rico Internal Revenue Code of 2011, as amended (the “PR Code”). As such, the Fund will be exempt from Puerto Rico income tax for a taxable year if it distributes to its shareholders at least 90% of its net income for the taxable year within the time period provided by the PR Code.

The Fund will be treated as a “passive foreign investment company” (“PFIC”) under the United States Internal Revenue Code of 1986, as amended (the “US Code”). As such, the Fund will not qualify as a regulated investment company under Subchapter M of the US Code and will be treated as a non-U.S. corporation whose only business activity in the United States is trading in stocks or securities for its own account; which, under the US Code, does not constitute engaging in the conduct of a trade or business within the United States, even if its principal office is located therein. As a result, the Fund will be subject to U.S. federal income tax withholding only with respect to certain types of income from United States sources considered fixed, determinable, annual and periodic income (such as dividends and interest paid by U.S. payors).

Atlas U.S. Tactical Income Fund, Inc.
Notes to Financial Statements (Continued)
September 30, 2021

Note 6 -	Tax Information – (continued)

In general, the Fund’s distributions will be subject to Puerto Rico income taxes as dividend income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a Puerto Rico tax-qualified retirement plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account. Such distributions will also be subject to U.S federal income taxes and the PFIC rules if received by a U.S. person not residing in Puerto Rico. Distributions to residents of Puerto Rico who own, directly or indirectly, less than 10% of the total shares of the Fund will not be subject to U.S. federal income taxes.

Note 7 -	Tax Components of Capital

The tax attributes of distributions paid during the fiscal year ended September 30, 2021, were as follows:

Fiscal Year Ended
September 30, 2021
Odinary Income	$(3,073,610)
Long-Term Capital Gain	—
Return of Capital	—
Total	$(3,073,610)

The Fund’s net investment income and net realized gain (loss) on investments and futures contracts reflected in the financial statements differ from distributable net investment income and net realized gain (loss) on investments and futures contracts for tax purposes. Permanent book and tax differences are primarily attributable to the tax adjustments for real estate investment trusts and partnerships, and paydowns from mortgage-backed securities, as follows:

2021
Net investment income per statement of operations	$1,807,963
Tax adjustments for real estate investment trusts and partnerships	—
Reclassification of realized loss on securities’ paydown for tax purposes	845,870
Distributable net investment income for tax purposes	$2,653,833

Net realized gain (loss) on investments and derivatives per statement of operations	$625,339
Tax adjustments for real estate investment trusts and partnerships	—
Reclassification of realized loss on securities’ paydown for tax purposes	(845,870)
Net realized loss on investments and futures contracts for tax purposes	$(220,531)

Atlas U.S. Tactical Income Fund, Inc.
Notes to Financial Statements (Continued)
September 30, 2021

Note 7 -	Tax Components of Capital – (continued)

The undistributed net investment income and accumulated net realized loss on investments (tax basis) and futures contracts, respectively, (for tax purposes) at September 30, 2021, were as follows:

2021
Undistributed net investment income, beginning of the year	$1,282,063
Net investment income for the year	2,653,833
Distributions	(3,073,610)
Undistributed net investment income, end of the year	$862,286

Accumulated net realized loss on investments and future contracts, beginning of the year	$(5,332,400)
Net realized loss on investment and future contracts for the year, tax basis Distributions	(220,531)
Accumulated net realized loss on investments and future contracts, end of the year, tax basis	—
$(5,552,931)

Note 8 -	Securities Sold Under Agreements to Repurchase

Reverse Repurchase agreements involve the purchase of a security by a fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

If a reverse repurchase agreement counterparty defaults, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the securities underlying the reverse repurchase agreement. In the event of a default, instead of the contractual fixed rate of return, the rate of return to the Fund will depend on intervening fluctuations of the market values of the underlying securities and the accrued interest thereon. In such an event, the Fund would have rights against the counterparty for breach of contract with respect to any losses resulting from those market fluctuations.

At September 30, 2021, the Fund had outstanding $64,815,593 in securities sold under agreements to repurchase. Summarized information on such borrowing was as follows:

Weighted-average interest rate at end of the year	0.17%

Maximum aggregate balance outstanding at any time during the year	$64,815,593

Average balance outstanding during the year	$48,394,081

Weighted-average interest rate during the year	0.21%

At September 30, 2021, the interest rates on four outstanding agreements with maturities up to October 7, 2021, were 0.12%, 0.20%, 0.22% and 0.22%.

At September 30, 2021, investment securities amounting to $68,364,838 were pledged as collateral for securities sold under agreements to repurchase. The counterparties under such agreements to repurchase have the right to sell or repledge the investment securities. Interest payable on securities sold under agreements to repurchase amounted to $4,636 at September 30, 2021.

No trades were executed by any affiliate of the Adviser.

Atlas U.S. Tactical Income Fund, Inc.
Notes to Financial Statements (Continued)
September 30, 2021

Note 9 –	Risks and uncertainties

The business, results of operations and financial condition of the Fund may be adversely affected by public health epidemics, such as the recent novel coronavirus spread. A public health epidemic poses the risk that the Fund, it’s employees, business partners and investors may be prevented from conducting business activities for an indefinite period of time, including due to lockdowns that may be requested or mandated by governmental authorities. As of the date of issuing these financial statements, the Fund has not experienced financial losses or operating disruptions that adversely affects the Fund’s performance.

Leverage Risk. The use of leverage by the Fund creates an opportunity for increased net income, but at the same time, creates special risks. Because, under normal market conditions, obligations with longer-term or medium-term maturities produce higher yields than short-term obligations, the Adviser believes that the spread inherent in the difference between the short-term rates paid by the Fund in the course of leveraging and the longer-term rates received by the Fund from securities purchased with the proceeds of such leverage will provide holders of the shares with a potentially higher yield. Investors should note, however, that leverage creates certain risks for holder of shares, including higher volatility in the net asset value and market value of the shares as well as in the dividend rate paid by the Fund on the shares. Since any decline in the value of the Fund’s investment will be borne entirely by the holders of shares, the effect of leverage in the declining market would result in a greater decrease in net asset value per share than if the Fund were not leveraged, which will result in a lower redemption price of the shares. The effect of leverage may cause a shareholder to lose all or a portion of its investment in the Fund.

Mortgage-Backed Securities Risk. Mortgage-backed securities are classified generally as either commercial mortgage-backed securities or residential mortgage-backed securities, each of which is subject to certain specific risks. Mortgage-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities. Investments in mortgage- backed securities are subject to both extension risk, where borrowers extend the duration of their mortgages in times of rising interest rates, and prepayment risk, where borrowers pay off their mortgages sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.

Puerto Rico-Specific Risk — To the extent that the Fund invests a significant portion of its assets in the Commonwealth, the Fund is more susceptible to factors adversely affecting the Commonwealth. Puerto Rico has been in an economic recession every year since the fourth quarter of fiscal year 2006, excluding fiscal years 2012 and 2019. Puerto Rico is also in a court-supervised debt-restructuring process under Title III of the Puerto Rico Oversight, Management & Economic Stability Act (“PROMESA”) and is susceptible to hurricanes, major storms and earthquakes that affect the local economy. Therefore, any factors affecting Puerto Rico will have a greater effect on the Fund’s performance than they would in a more geographically diversified fund.

Atlas U.S. Tactical Income Fund, Inc.
Notes to Financial Statements (Continued)
September 30, 2021

Note 10 –	Investment and Other Requirements and Limitations

The Fund is subject to certain requirements and limitations related to investments and leverage. Some of these requirements and limitations are imposed statutorily or by regulation while others are imposed by procedures established by the Board of Directors. The most significant requirements and limitations are discussed below. Commencing on May 1, 2014 and in accordance with the requirements of the Puerto Rico Investment Companies Act and rulings issued by the Commissioner of Financial Institutions (“OCFI”), the Fund will be required to invest at least 20% of the Fund’s total assets in Puerto Rico Assets (the “20% investment requirement”). The balance of the Fund’s assets will be invested in U.S. debt and other fixed-income obligations. Under the new investment objective, the Fund will continue to be required to invest at least 90% of its assets in securities that are rated, at the time of purchase, within the highest rating category by one or more nationally recognized statistical rating organizations or are deemed of comparable quality by the Fund’s investment adviser. With this amended Ruling, the OCFI granted a waiver that permits the Fund to maintain PR assets acquired prior to the effective date of the change in investment policy. Therefore, the Fund will gradually achieve the approved investment policy and applicable compliance ratios with the gradual disposal of assets as market and economic conditions permits.

The Fund’s investment objective and fundamental policies may not be changed without the vote of a majority of the Fund’s outstanding shares of common stock and the consent of the Commissioner. All other investment policies and limitations, however, subject to applicable Puerto Rico law, may be changed by the Board of Directors of the Fund without the approval of either the Fund’s shareholders or the Commissioner. The Fund’s leverage, as measured by the ratio of total assets, may not exceed 33 1⁄3%. Should this ra o be exceeded, the Fund is precluded from further leverage transactions until the maximum 33 1⁄3% ra o is restored. The Fund may issue preferred stock, debt securities and other forms of leverage to the extent that immediately after their issuance the value of the Fund’s total assets less all the Fund’s liabilities and indebtedness which are not represented by preferred stock, debt securities, or other forms of leverage being issued or already outstanding is equal to or greater than 300% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) and the total amount outstanding of debt securities and other forms of leverage.

Note 11 –	Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of September 30, 2021, Pershing LLC., an account holding shares for the benefit of others in nominee name, held approximately 80% of the voting securities for the Fund. The Fund has no knowledge as to whether any beneficial owner included in these nominee accounts holds more than 25% of the voting shares of the Fund.

Atlas U.S. Tactical Income Fund, Inc.
Notes to Financial Statements (Continued)
September 30, 2021

Note 12 –	New Accounting Pronouncement

In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivative by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a Fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds will be required to comply with Rule 18f-4 by August 19, 2022. It is not currently clear what impact, if any, Rule 18f-4 will have on the availability, liquidity or performance of derivatives. Management is currently evaluating the potential impact of Rule 18f-4 on the Fund. When fully implemented, Rule 18f-4 may require changes in how a Fund uses derivatives, adversely affect the Fund’s performance and increase costs related to the Fund’s use of derivatives.

Note 13 –	Subsequent Events

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

Atlas U.S. Tactical Income Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Atlas U.S. Tactical Income Fund, Inc. (the “Fund”), including the schedule of investments, as of September 30, 2021, and the related statements of operations and changes in net assets and the financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, and the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian, counterparties, and broker. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of Atlas U.S. Tactical Income Fund, Inc. since 2021.

Philadelphia, Pennsylvania

November 29, 2021

Atlas U.S. Tactical Income Fund, Inc.
DISCLOSURE OF FUND EXPENSES (Unaudited)
September 30, 2021

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution and/or shareholder servicing fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period beginning April 1, 2021 through September 30, 2021.

Actual Expenses

The “Actual” lines in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Ending Account	Expenses Paid
	Beginning Account	Value	During Period *
	Value (4/1/21)	(9/30/21)	(4/1/21 to 9/30/21)
Actual
Class A	$1,000.00	$1,023.60	$7.66
Class C	$1,000.00	$1,019.70	$7.65
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,017.50	$7.64
Class C	$1,000.00	$1,013.49	$7.62

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratios of 1.51% and 2.31% for Class A and Class C, respectively, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

Atlas U.S. Tactical Income Fund, Inc.
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2021

Approval of Investment Advisory Agreement

At a video conference meeting held on May 21, 2021 (the “Meeting”), held in accordance with relief granted by the U.S. Securities and Exchange Commission (the “SEC”) to ease certain governance obligations required under the Investment Company Act of 1940, as amended (the “1940 Act”) in light of travel concerns related to the COVID-19 pandemic (the “SEC Relief Order”) the Board of Directors (the “Board”) of Atlas U.S. Tactical Income Fund, Inc. (the “Fund”), including a majority of Directors who are not “interested persons” (the “Independent Directors”), as such term is defined under Section 2(a)(19) of the 1940 Act, considered the renewal of an amended investment advisory agreement (the “Amended Advisory Agreement’) between the Atlas Asset Management, LLC (the “Adviser”) and the Fund.

In connection with the Board’s consideration of the Amended Advisory Agreements the Adviser provided the Board in advance of the Meeting with written materials, which included information regarding: (a) a description of the investment management personnel of the Adviser; (b) the Adviser’s operations and the Adviser’s financial condition; (c) the Adviser’s proposed brokerage practices; (d) the level of the advisory fees charged compared with the fees charged to comparable mutual funds or accounts; (e) the Adviser’s a compliance policies and procedures; and (h) information regarding the performance of the Fund as compared to its benchmark and Morningstar categories. The Board’s review of the materials and deliberations are presented, and conclusions drawn by the Board.

The Directors then reviewed and discussed the written materials that were provided in advance of the Meeting with respect to the Fund. The Directors relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Amended Investment Advisory Agreement (the “Amended Advisory Agreement”) and the weight to be given to each such factor. The conclusions reached by the Directors were based on a comprehensive evaluation of all of the information provided, both in written and verbal form, and were not the result of any one factor. Moreover, each Director may have afforded different weight to the various factors in reaching his conclusions with respect to the Amended Advisory Agreement.

Nature, Extent and Quality of Services. With respect to the nature, extent and quality of services provided, the Directors reviewed the description of the services provided by the Adviser and the experience of professional personnel including the team of three portfolio managers. The Board noted the Fund will not have a sub-adviser and conducts all trading seeking best execution and does not utilize soft dollars in their trading for the Fund. The Board noted that the Adviser adopted a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b) and procedures reasonably necessary to prevent Access Persons from violating such Code of Ethics. The Board also noted that the Adviser has professional liability insurance in place. The Adviser reported no debt carried on its balance sheet, and a healthy financial position, whereby the Board acknowledged ample financial resources of the Adviser to continue to manage the Fund.

Atlas U.S. Tactical Income Fund, Inc.
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2021

The Board acknowledged the Adviser’s compliance program with the CCO of Atlas and confirmed no material compliance issues within the last 12 months. The Board discussed the quality of its compliance infrastructure noting that the Adviser had hired an outside compliance consulting firm, Cipperman, to assist in the continued development of the Fund’s compliance program. The Board noted that the Adviser will continue to enhance its compliance program to prevent violations of applicable securities laws. The Adviser reported it has a disaster recovery plan in place which is modified as needed to ensure continuous operations, which Board members found worked adequately. The Adviser reported that The Office of the Commissioner of Financial Institutions of Puerto Rico is in the process of finalizing an examination initiated as a result of the Fund’s registration under the 1940 Act. Mr. Hopgood stated, based on conversation with the lead examiner, he expects final results soon and that no materials findings will be discovered. The Board concluded that the Adviser has qualified professionals, financial resources, and compliance policies essential to performing its duties under the Amended Advisory Agreement.

Performance. The Board discussed the reports prepared by the Adviser and reviewed the performance of the Fund as compared to its peer group, Morningstar Nontraditional bond category. and noted that the Fund outperformed the Morningstar Nontraditional Bond category for the one-and three-year periods, while slightly underperforming for the five-year period. The Board noted the Fund’s strong performance was reflective of the portfolio management’s expertise in the credit market. The Board concluded that past performance was acceptable and generally in line with the Fund’s risk level.

Fees and Expenses. As to the costs of the services provided to the Fund by the Adviser, the Board reviewed and discussed the advisory fee and total operating expenses of the Fund compared to its Morningstar category and peer group. as presented in the Meeting Materials. The Board noted that although the advisory fee was higher than the peer group median and the Morningstar category median, it was not the highest in its peer group. The Board reviewed the contractual arrangements for the Fund, which stated that the Adviser was willing to waive or limit its advisory fee and/or reimburse expenses at least until January 31, 2023, in order to limit total annual operating expenses, exclusive of certain fees, so as not to exceed 1.15% and 1.90% of the gross assets for Class A shares and Class C shares, respectively. The Board found such arrangements to be beneficial to shareholders although noting that the Fund’s expense ratio was higher than the peer group median and the Morningstar category median, but not the highest in its peer group or Morningstar category. After further consideration, it was the consensus of the Board that, based on the Adviser’s experience and expertise, and the services to be provided by the Adviser to the Fund, the advisory fee to be charged by the Adviser was not unreasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to the Adviser with respect to the Fund based on breakeven and profitability reports and analyses reviewed by the Board and the selected financial information provided by the Adviser. The Board concluded that anticipated profits from the Adviser’s relationship with the Fund were not excessive.

Economies of Scale. As to the extent to which the Fund will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed the Adviser’s expectations for growth of the Fund. The Board noted the current net

Atlas U.S. Tactical Income Fund, Inc.
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2021

assets of $83.4 million and further noted that the advisory fee structure provides for reduced advisory fees as the assets of the Fund increase. After consideration, the Board concluded that any material economies of scale would not be achieved in the near term.

Conclusion. The Board was assisted throughout the agreement review process. The Board relied upon the advice of counsel, and its own business judgment in determining the material factors to be considered in evaluating the Amended Advisory Agreement and the weight to be given to each such factor. Accordingly, having requested and received such information from the Adviser, as the Board believed to be reasonably necessary to evaluate the terms of the Amended Advisory Agreement, and as assisted by the advice of counsel, the Board, including a majority of the Independent Directors, determined that, with respect to the Fund (a) the terms of the Amended Advisory Agreement are reasonable; (b) the advisory fee is not unreasonable; and (c) the respective Amended Advisory Agreement is in the best interests of the Fund and its shareholders. In considering the approval of the Amended Advisory Agreement, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of the Amended Advisory Agreement was in the best interests of the Fund and its shareholders. Moreover, the Board noted that each Director may have afforded different weight to the various factors in reaching his conclusions with respect to the Amended Advisory Agreement.

Atlas U.S. Tactical Income Fund, Inc.
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2021

The Directors and the executive officers of the Fund are listed below with their present positions with the Fund and principal occupations over at least the last five years. The business address of each Director and officer is c/o Atlas U.S. Tactical Income Fund, Inc., Buchanan Office Center, Road 165 No. 40, Suite 201, Guaynabo, PR 00968.

Independent Directors

Name (Year of Birth)	Position(s) Held with the Fund	Term of Office and Length of Time Served(i)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(ii)	Other Directorships
Jorge Padilla (1956)	Director	N/A	Director, Converge RE; Executive Director & Trustee, GDB Debt Recovery Authority; Treasurer Fundación CAP; Former Senior Vice President and Chief Financial Officer of Universal Insurance Group, Inc.; Former President Universal Finance, Inc.; Certified Public Accountant since 1980.	1	None
Mario Iturrino (1959)	Director	N/A	President IT Consulting; Financial Advisor for several Financial Institutions; Professor at the University of Puerto Rico.	1	None
Eduardo Inclán (1975)	Director	N/A	Founder Bluhaus Capital; Founder Bluhaus Small Business Fund; Director East Island Excursions, Inc.; Former Senior Vice President Investment Banking Director Santander Securities.	1	None

Atlas U.S. Tactical Income Fund, Inc.
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2021

Interested Directors and Officers

Name, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served(i)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(ii)	Other Directorships
Mr. Paul Hopgood (1976) (iii)	President and Director	Since Fund inception.	President, Atlas Asset Management LLC; Former Chief Investment Officer of Santander Asset Management, LLC.	1	None
Mr. Jaime Pandal (1983)(iv)	Vice President, Director, Secretary and Treasurer	Since Fund inception.	Vice President of Atlas Asset Management LLC; Former Senior Portfolio Analyst of Santander Asset Management, LLC.	1	None
William H. Woolverton (1951) (v)	Chief Compliance Officer	Since May 2021	Senior Compliance Adviser, Cipperman Compliance Services, LLC (compliance advisers) (since 2020); Operating Partner, Altamont Capital Partners (private equity firm) (since 2021); Managing Director of Waystone Governance Ltd. (fund governance) (2016-2019).	N/A	Thomas White Funds (Since 2015)

(i)	The term of office of each Director shall be from the time of his election and qualification until the election of Directors next succeeding his election and until his successor shall have been elected and shall have qualified or until his death, or until he shall have resigned or until December 31 of the year in which he shall reached eighty (80) years of age, or until he shall have been removed.

(ii)	The Fund Complex consists of the Fund

(iii)	An “interested person” as defined by the 1940 Act. Mr. Hopgood is deemed to be an “interested ” director because he is the owner of 100% of the membership interests of the Investment Adviser and also serves as its President.

(iv)	An “interested person” as defined by the 1940 Act. Mr. Pandal is deemed to be an “interested” directors because he serves as the Investment Advisers Vice President.

(v)	The address for Mr. Woolverton is c/o Cipperman Compliance, LLC, 480 E. Swedesford Road, Suite 220, Wayne, PA 19087

The Fund’s SAI includes additional information about the Directors and is available free of charge, upon request, by calling toll-free at 1-855-969-8440.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the period June 17, 2021 (the Fund’s effectiveness under the 1940 Act) to September 30, 2021, the Fund’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

Atlas U.S. Tactical Income Fund, Inc.

MAY 21, 2021

PRIVACY POLICY

In the course of doing business with shareholders, the Atlas Fund (the “Fund”) collect nonpublic personal information about shareholders. “Nonpublic personal information” is personally identifiable financial information about shareholders. For example, it includes shareholders’ social security number, account balance, bank account information and purchase and redemption history.

The Fund collects this information from the following sources:

➢	Information we receive from shareholders on applications or other forms;

➢	Information about shareholder transactions with us and our service providers, or others;

➢	Information we receive from consumer reporting agencies (including credit bureaus).

What information does the Fund disclose and to whom does the Fund disclose information.

The Fund only discloses nonpublic personal information collected about shareholders as permitted by law. For example, the Fund may disclose nonpublic personal information about shareholders:

➢	To government entities, in response to subpoenas or to comply with laws or regulations.

➢	When shareholders direct us to do so or consent to the disclosure.

➢	To companies that perform necessary services for the Fund, such as data processing companies that the Fund use to process shareholders transactions or maintain shareholder accounts.

➢	To protect against fraud, or to collect unpaid debts. Information about former shareholders.

If a shareholder closes its account, we will adhere to the privacy policies and practices described in this notice.

How the Fund safeguards information.

Within the Fund, access to nonpublic personal information about shareholders is limited to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. The Fund and its service providers maintain physical, electronic and procedural safeguards that comply with federal standards to guard shareholder nonpublic personal information.

Atlas U.S. Tactical Income Fund, Inc.

MAY 21, 2021

PRIVACY NOTICE

In order to provide the products and services of the Fund, we may collect nonpublic, personal information from you. We consider such information to be private and confidential and are committed to respecting your privacy and protecting your information.

We may collect nonpublic, personal information about you from the following sources:

➢	Information that you provide us on applications and other forms;

➢	Information that we generate to service your account, such as account statements; and

➢	Information that we may receive from third parties.

We do not disclose nonpublic, personal information about you without your authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund, including transfer agents and mailing services. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities and require third parties to treat your non-public personal information with the same high degree of confidentiality.

We restrict access to your nonpublic, personal information to those employees who need to know such information to provide products or services to you. We maintain certain physical, electronic and procedural safeguards that are designed to protect your nonpublic, personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or Fund company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-969-8440 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-855-969-8440.

INVESTMENT ADVISER

Atlas Asset Management, LLC

Buchanan Office Center

Road 165 #40, Suite 201

Guaynabo, Puerto Rico 00968

ADMINISTRATOR

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

ATLAS-AR21

(b) Not applicable.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Jorge Padilla is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Padilla is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2021 – $19,000

(b)	Audit-Related Fees

2021 – None

(c)	Tax Fees

2021 – $0

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2021 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
2021
Audit-Related Fees:	0.00%
Tax Fees:	0.00%
All Other Fees:	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2021 - $0

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Atlas U.S. Tactical Income Fund, Inc.

By (Signature and Title)

/s/ Paul Hopgood

Paul Hopgood, President/Principal Executive Officer

Date 12/3/21

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Paul Hopgood

Paul Hopgood, President/Principal Executive Officer

Date 12/3/21

By (Signature and Title)

/s/ Jaime Pandal

Jaime Pandal, Treasurer/Principal Financial Officer

Date 12/3/21